UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2015

Levy Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36197	46-3340980
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

444 North Michigan Avenue, Suite 3500
Chicago, IL	60611
(Address of principal	(Zip code)
executive offices)

(312)-267-4190
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.	Other Events

Levy Acquisition Corp. (“LAC” or “Company”) announced today that it has set a record date of May 28, 2015 for and in advance of its annual meeting of stockholders to be held with respect to its proposed business combination with Del Taco Holdings, Inc. (“Del Taco”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 12, 2015, by and among the Company, its wholly-owned subsidiary, Levy Merger Sub, LLC (“Merger Sub”), and Del Taco, providing for the merger (the “Merger”) of Merger Sub with and into Del Taco, with Del Taco surviving the Merger as a wholly-owned subsidiary of the Company. The meeting date will be announced when it is set by the Board of Directors of LAC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 26, 2015

Levy Acquisition Corp.

By:	/s/ Steve Florsheim
Executive Vice President

[Signature Page to Form 8-K]